POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert D. Thompson, Richard D. Hooper, and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for its fiscal year ended December 31, 2000, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 1, 2000.


                                                /s/ Michael G. Bolton
                                                ---------------------------
                                                Signature


                                                Michael G. Bolton
                                                ---------------------------
                                                Print Name

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert D. Thompson, Richard D. Hooper, and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for its fiscal year ended December 31, 2000, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 1, 2000.


                                                /s/ William W. Crouse
                                                ---------------------------
                                                Signature


                                                William W. Crouse
                                                ---------------------------
                                                Print Name

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert D. Thompson, Richard D. Hooper, and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for its fiscal year ended December 31, 2000, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 1, 2000.


                                                /s/ Michael J. Gausling
                                                ---------------------------
                                                Signature


                                                Michael J. Gausling
                                                ---------------------------
                                                Print Name

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert D. Thompson, Richard D. Hooper, and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for its fiscal year ended December 31, 2000, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 1, 2000.


                                                /s/ Frank G. Hausmann Jr.
                                                ---------------------------
                                                Signature


                                                Frank G. Hausmann Jr.
                                                ---------------------------
                                                Print Name

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert D. Thompson, Richard D. Hooper, and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for its fiscal year ended December 31, 2000, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 1, 2000.


                                                /s/ Roger L. Pringle
                                                ---------------------------
                                                Signature


                                                Roger L. Pringle
                                                ---------------------------
                                                Print Name

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert D. Thompson, Richard D. Hooper, and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for its fiscal year ended December 31, 2000, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 1, 2000.


                                                /s/ Robert D. Thompson
                                                ---------------------------
                                                Signature


                                                Robert D. Thompson
                                                ---------------------------
                                                Print Name